SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):December 3, 2014

PROBE MANUFACTURING, INC.

(Exact name of Company as specified in its charter)

Nevada	333-125678	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
17475 Gillette Avenue, Irvine, CA 92614
(Address of principal executive offices)
Phone: (949) 273-4990
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Probe Manufacturing, Inc.’s (the "Company") management will present to members of the investment community as part of a roadshow on Wednesday, December 3, 2014. A copy of the investor presentation to be used during the roadshow is attached to this Current Report on Form 8-K as Exhibit 99.1 and will also available in the “Investor Relations” section of the Company’s website at www.probeglobal.com.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1

Investor Presentation Package of Probe Manufacturing, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Probe Manufacturing, Inc.

Date: December 3, 2014

By: /s/ Kambiz Mahdi

Kambiz Mahdi

Chief Executive Officer